COLLEXIS B.V. AND SUBSIDIARIES

Consolidated Financial Statements with
the report of Independent Registered Public Accounting Firm
Years ended December 31, 2005 and 2004

                                       F-1

COLLEXIS B.V. AND SUBSIDIARIES

CONTENTS                                                              Page No.

Report of Independent Registered Public Accounting Firm               F-3

Consolidated Balance Sheets                                           F-4

Consolidated Statements of

      Operations                                                      F-5

      Stockholders' Equity and Comprehensive Income                   F-6

      Cash Flows                                                      F-7

Notes to the Consolidated Financial Statements                        F-8 - F-17

                                       F-2

COLLEXIS B.V. AND SUBSIDIARIES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      To the Board of Directors of
      Collexis B.V.

      We have audited the accompanying balance sheets of Collexis B.V. and subsidiaries ("the Company") as of December 31, 2005 and 2004 and the
      related statements of operations, shareholders' equity, comprehensive loss, and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with the standards of the Public
      Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
      The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
      Company's internal control over financial reporting. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2005 and 2004 and the results of its operations and its cash flows for each of the years then ended in conformity with accounting principles generally accepted in the United States of America.

      /s/ Bernstein & Pinchuk LLP
      New York, New York
      January 19, 2007

                                       F-3

                         COLLEXIS B.V. AND SUBSIDIARIES
                           Consolidated Balance Sheets

                                                                                    December 31,
                                                                         -----------------------------------
                                                                              2005               2004
                                                                         -----------------------------------

                            ASSETS

Current assets
    Cash and cash equivalents                                            $       442,796    $       880,872
    Accounts receivable, net of allowance for doubtful accounts
        of $51,514 (2005) and $59,717 (2004)                                     267,333            536,148
    Receivables from related parties                                              55,896             36,784
    Prepaid expenses and other current assets                                     66,841             90,138
                                                                         ----------------   ----------------

                Total current assets                                             832,866          1,543,942

Property and equipment, at cost, net of accumulated
    depreciation                                                                  31,209             40,561

Other assets
    Deferred tax assets                                                        1,606,615          1,644,904
    Security deposit - rent                                                       13,093             14,968
                                                                         ----------------   ----------------
                                                                               1,619,708          1,659,872
                                                                         ----------------   ----------------

                                                                         $     2,483,783    $     3,244,375
                                                                         ================   ================

             LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
    Accounts payable trade                                               $        81,962    $       303,019
    Accrued taxes and expenses                                                   610,576            596,461
    Deferred revenue                                                             171,376            578,051
                                                                         ----------------   ----------------

                Total current liabilities                                        863,914          1,477,531

Other liabilitiy - common stock to be issued                                     850,442                 --

Commitments and contingencies                                                         --                 --

Stockholders' equity
    Common stock, par value $0.06; authorized 10,000,000
        shares; 2,580,495 shares issued and outstanding for both years           162,533            162,533
    Additional paid-in capital                                                 4,696,784          4,785,734
    Accumulated deficit                                                       (4,096,526)        (3,368,576)
    Accumulated other comprehensive income                                         6,636            187,153
                                                                         ----------------   ----------------

                                                                                 769,427          1,766,844
                                                                         ----------------   ----------------

                                                                         $     2,483,783    $     3,244,375
                                                                         ================   ================

        The accompanying notes are an integral part of these consolidated financial statements

                                       F-4

                         COLLEXIS B.V. AND SUBSIDIARIES
                      Consolidated Statements of Operations

                                                                              Years ended December 31,
                                                                         -----------------------------------
                                                                              2005               2004
                                                                         ----------------   ----------------

Revenue
    Services                                                             $       777,741    $       200,478
    Licenses                                                                     242,437            151,704
    Maintenance                                                                  275,179            277,250
    Hardware and hosting                                                          74,133             68,757
                                                                         ----------------   ----------------

                                                                               1,369,490            698,189
Operating expenses
    Third party services                                                         212,187            365,431
    Licenses                                                                      85,413             64,712
    Hosting                                                                       31,532             49,475
    Commissions                                                                  331,408                 --
    Sundries                                                                          --             75,731
    Selling and marketing                                                         19,453             27,014
    General and administrative                                                 1,600,504          1,498,840
                                                                         ----------------   ----------------

                                                                               2,280,497          2,081,203
                                                                         ----------------   ----------------
Loss before other income and income
    tax benefit                                                                 (911,007)        (1,383,014)
                                                                         ----------------   ----------------

Interest income                                                                    6,668             13,156
                                                                         ----------------   ----------------

Loss before income tax benefit                                                  (904,339)        (1,369,858)

Income tax benefit                                                               176,389            950,874
                                                                         ----------------   ----------------

NET LOSS                                                                 $      (727,950)   $      (418,984)
                                                                         ================   ================

Basic and diluted common shares outstanding                                    2,580,495          2,580,495
                                                                         ================   ================

Basic and diluted net loss per share                                     $         (0.28)   $         (0.16)
                                                                         ================   ================

        The accompanying notes are an integral part of these consolidated financial statements.

                                       F-5

                         COLLEXIS B.V. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
                        for the years ended December 31,

                                                                              2005               2004
                                                                         ----------------   ----------------

Net loss                                                                 $      (727,950)   $      (418,984)
Foreign currency translation adjustment                                         (180,517)           115,853
                                                                         ----------------   ----------------
    Comprehensive loss                                                   $      (908,467)   $      (303,131)
                                                                         ================   ================

                         COLLEXIS B.V. AND SUBSIDIARIES
                 Consolidated statements of Stockholders' Equity

                                                                                            Accumulated
                                                                                               other
                                          Common stock         Additional                  comprehensive
                                     -----------------------     paid-in     Accumulated      income
                                      Shares       Amount        capital       deficit        (loss)          Total
                                     ---------   -----------   ------------  ------------  --------------  ------------

Balance - December 31, 2003          2,580,495   $   162,533   $ 4,785,734   $(2,949,592)  $      71,300   $ 2,069,975
    Net loss 2004                           --            --            --      (418,984)             --      (418,984)
    Foreign currency translation            --            --            --            --         115,853       115,853
                                     ---------   -----------   ------------  ------------  --------------  ------------

Balance - December 31, 2004          2,580,495       162,533     4,785,734    (3,368,576)        187,153     1,766,844
    Net loss 2005                           --            --            --      (727,950)             --      (727,950)
    Foreign currency translation            --            --            --            --        (180,517)     (180,517)
    Cancelled stock subscription            --            --       (88,950)           --              --       (88,950)
                                     ---------   -----------   ------------  ------------  --------------  ------------

Balance - December 31, 2005          2,580,495   $   162,533   $ 4,696,784   $(4,096,526)  $       6,636   $   769,427
                                     =========   ===========   ============  ============  ==============  ============

        The accompanying notes are an integral part of these consolidated financial statements.

                                       F-6

                         COLLEXIS B.V. AND SUBSIDIARIES
                      Consolidated statements of cash flows

                                                                              Years ended December 31,
                                                                         -----------------------------------
                                                                              2005               2004
                                                                         ----------------   ----------------

Cash flows from operating activities:
Net loss                                                                 $      (727,950)   $      (418,984)

Adjustments to reconcile net loss to net cash
  (used in) provided by operating activities
  Depreciation and amortization                                                   24,856             74,685
  Changes in operating assets and liabilities
    Accounts receivable                                                          212,743            954,471
    Allowance for bad debts                                                         (759)            12,650
    Related party receivables                                                    (24,935)            (6,424)
    Deferred taxes                                                              (176,380)          (950,883)
    Prepaid expenses and other current assets                                     12,621            646,221
    Security deposit - rent                                                           --            (13,751)
    Accounts payable                                                            (192,483)           159,515
    Accrued expenses and amounts payable                                         105,559           (454,131)
    Deferred revenue                                                            (363,559)           350,790
    VAT payable                                                                       --            (13,052)
                                                                         ----------------   ----------------

Net cash (used in) provided by operating activities                           (1,130,287)           341,107
                                                                         ----------------   ----------------

Cash flows from investing activities
Acquisition of equipment                                                         (20,367)           (17,483)
                                                                         ----------------   ----------------

Net cash used in investing activities                                            (20,367)           (17,483)
                                                                         ----------------   ----------------

Cash flows from financing activities
  Cash received on subscribed stock                                              850,442                 --
  Cash paid on cancelled stock subscription                                      (88,950)                --
                                                                         ----------------   ----------------

Net cash provided by financing activities                                        761,492                 --

Net (decrease) increase in cash                                                 (389,162)           323,624

Effect of exchange rate changes on cash                                          (48,914)           (62,236)

Cash and cash equivalents at beginning of year                                   880,872            619,484
                                                                         ----------------   ----------------

Cash and cash equivalents at end of year                                 $       442,796    $       880,872
                                                                         ================   ================

Supplemental disclosures of cash flow information:
  Cash paid during the year for

    Interest                                                             $           535    $           911
                                                                         ================   ================

    Income taxes                                                         $            --    $            --
                                                                         ----------------   ----------------

        The accompanying notes are an integral part of these consolidated financial statements.

                                       F-7

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

1. OPERATIONS, BUSINESS CONDITIONS, LIQUIDITY AND SIGNIFICANT ACCOUNTING
POLICIES

Collexis B.V. ("the Company") was incorporated under Dutch laws in August 1998.
Through that date, the Company's principal purpose was to develop, market and implement information technology. The Company also offers consulting, implementation, training, technical support, subscription and maintenance services in support of its customers' use of its software products.

On June 21, 2001, the capital stock of the Company was changed into 10,000,000 shares of (euro) 0.05 each. As at December 31, 2005 2,580,495 shares were issued.

On October 1, 2000 Collexis Healthcare B.V. and Collexis Publishing B.V. were incorporated under Dutch law. Collexis Inc. was incorporated under the provisions and subject to the requirements of the Delaware General Corporation
Law on September 23, 2005. These companies did not commence activities.. The
Company generated a net loss of $ 727,950 and $ 418,984 for the years ended
December 31, 2005 and 2004 respectively, after generating net income of $
507,020 for the year ended December 31, 2003.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company; its wholly owned subsidiaries located in The Netherlands and in the United States.
All intercompany transactions and balances have been eliminated.

Revenue Recognition

The Company recognizes revenue in accordance with Statement of Position 97-2,
"Software Revenue Recognition" ("SOP 97-2"), and Statement of Position 98-9,
"Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain
Transactions." Revenue from non-cancelable software licenses is recognized when the license agreement has been signed, delivery has occurred, the fee is fixed or determinable and collectibility is probable. The Company recognizes license revenue from resellers when an end user has placed an order with the reseller and the above revenue recognition criteria have been met with respect to the reseller. In multiple element arrangements, the Company defers the vendor-specific objective evidence of fair value ("VSOE") related to the undelivered elements and recognizes revenue on the delivered elements using the percentage-of-completion method.

The most commonly deferred elements are initial maintenance and consulting services. Initial maintenance is recognized on a straight-line basis over the initial maintenance term. The VSOE of maintenance is determined by using a consistent percentage of maintenance fee to license fee based on renewal rates.
Maintenance fees in subsequent years are recognized on a straight-line basis over the life of the applicable agreement. Maintenance contracts entitle the customer to hot-line support and all unspecified product upgrades released during the term of the maintenance contract. Upgrades include any and all unspecified patches or releases related to a licensed software product.
Maintenance does not include implementation services to install these upgrades.
The VSOE of services is determined by using an average consulting rate per hour for consulting services sold separately multiplied by the estimate of hours required to complete the consulting engagement.

Delivery of software generally occurs when the product (on CDs) is delivered to a common carrier. Occasionally, delivery occurs through electronic means where the software is made available through our secure FTP (File Transfer Protocol)
site. The Company does not offer any customers or resellers a right of return.

                                       F-8

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

For software license, services and maintenance revenue, the Company assesses whether the fee is fixed and determinable, the services have been performed and whether or not collection is probable. The Company assesses whether the fee is fixed and determinable based on the payment terms associated with the transaction. If a significant portion of a fee is due after our normal payment terms, which are 30 to 90 days from invoice date, the fee is not considered fixed and determinable. In these cases, the Company recognizes revenue as the fees become due.

The Company assesses assuredness of collection based on a number of factors, including past transaction history with the customer and the credit-worthiness of the customer. Collateral is not requested from customers. If it is determined that collection of a fee is not probable, the fee is deferred and revenue is recognized at the time collection becomes probable, which is generally upon receipt of cash.

The Company's arrangements do not generally include acceptance clauses. However, if an arrangement includes an acceptance provision, acceptance occurs upon the earliest of receipt of a written customer acceptance or expiration of the acceptance period.

The majority of our training and consulting services are billed based on hourly rates. The Company generally recognizes revenue as these services are performed.
However, when there is an arrangement that is based on a fixed fee or requires significant work either to alter the underlying software or to build additional complex interfaces so that the software performs as the customer requests, the
Company recognizes the related revenue using the percentage of completion method of accounting. This would apply to our custom programming services, which are generally contracted on a fixed fee basis. Anticipated losses, if any, are charged to operations in the period such losses are determined to be probable.

Revenues from transaction fees associated with subscription arrangements, billable on a per transaction basis and included in services revenue on the
Consolidated Statements of Operations, are recognized based on the actual number of transactions processed during the period.

In accordance with EITF Issue No. 01-14, "Income Statement Characterization of
Reimbursement Received for 'Out of Pocket' Expenses Incurred," reimbursements received for out-of-pocket expenses incurred are classified as services revenue in the Consolidated Statements of Operations.

Use of Management Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates. Some of the significant estimates involve allowance for doubtful accounts, recoverability of capitalized software development costs, accrued expenses, provision for income taxes in foreign jurisdictions, assessment of contingencies, revenue recognition, valuation of deferred tax assets, and pro forma compensation expense pursuant to SFAS No.
123.

Cash and Cash Equivalents and Restricted Cash

Cash equivalents are stated at cost, which approximates market, and consist of short-term, highly liquid investments with original maturities of less than three months. At December 31, 2005 and 2004 there was no restricted cash.

                                       F-9

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

Allowance for Doubtful Accounts

The Company evaluates the collectibility of accounts receivable based on a combination of factors. In cases where the Company is aware of circumstances that may impair a specific customer's ability to meet its financial obligations, the Company records a specific allowance against amounts due, and thereby reduces the net receivable to the amount management believes is probable of collection. For all other customers, the Company recognizes allowances for doubtful accounts based on the length of time the receivables are outstanding, the current business environment and historical experience. The Company charges off receivables in cases where the Company is aware of circumstances that these are uncollectible. Any paid VAT-tax is then being reimbursed by the Dutch tax authorities.

Equipment and Leasehold Improvements

Equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation expense is computed using the straight-line method over the estimated useful lives of the assets (five years for cars, furniture and fittings en three years for computers and software).

Leasehold improvements are amortized using the straight-line method over the lesser of the remaining term of the lease or their estimated useful lives.

Property and equipment, net consists of:

                                                          December 31,
                                                       2005          2004
                                                     ---------     ---------
PROPERTY AND EQUIPMENT, AT COST
  Cars                                               $  20,661     $  23,620
  Furniture and fittings                                66,110        75,579
  Computers and software                               267,519       283,684
                                                     ---------     ---------
                                                       354,290       382,883
  Less: accumulated depreciation                       323,081       342,322
                                                     ---------     ---------
  NET PROPERTY AND EQUIPMENT                         $  31,209     $  40,561
                                                     =========     =========

Software Development Costs

The Company's policy is to charge the costs of software development to expense in the year in which these costs occurred. Generally, costs related to projects that reach technological feasibility upon completion of a working model are not capitalized, The time between establishment of the working model and general availability is of short duration. The nature of the Company's current development for software products is generally such that it can measure technological feasibility most effectively using the working model method where the time between establishment of a working model and general availability is of short duration, which results in no costs that qualify for capitalization.

Impairment or Disposal of Long-Lived Assets

In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144,
"Accounting for the Impairment or Disposal of Long-Lived Assets," the Company
monitors events or changes in circumstances that may indicate carrying amounts of its long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of its assets by determining whether the carrying amount of its assets will be recovered through undiscounted, expected future cash flows.

                                      F-10

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

Should the Company determine that the carrying values of specific long-lived assets are not recoverable, the Company would record a charge to operations to reduce the carrying value of such assets to their fair values. The Company considers various valuation factors, principally discounted cash flows, to assess the fair values of long-lived assets.

Income Taxes

Income taxes are accounted for under the asset and liability method. The asset and liability method requires that deferred tax assets be reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of such assets will not be realized. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities, and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

Concentration of Credit Risk

SFAS No. 105, "Disclosure of Information about Financial Instruments with
Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit
Risk," requires disclosure of any significant off-balance sheet and credit risk concentrations. The Company has no off-balance sheet concentration of credit risk such as foreign exchange contracts, option contracts or other foreign hedging arrangements. The Company maintains the cash balances with one financial institution which appears to be adequately capitalized and its accounts receivable credit risk is not concentrated within any geographic area. The
Company's revenues are concentrated in large organizations related to healthcare, science and knowledge institutes, which are not very competitive and not rapidly changing. Significant technological changes in the industry or customer requirements, or the emergence of competitive products with new capabilities or technologies, could however adversely affect operating results.

As of December 31, 2005, four customers represented 94.9% of total gross receivables (7.92%, 36.2%, 8.57% and 42.2%, individually). As of December 31,
2004, six customers represented 95% of total gross receivables (3.6%, 11.3%,
8.9%, 6.3%, 20.1% and 44.8% individually).

For the year ended December 31, 2005, one customer represented 64.2% of total revenues. For the year ended December 31, 2004, three customers represented
32.9%, 19.8% and 13.2%, individually, of total revenues.

Foreign Currency Translation

The functional currency for the company and its subsidiaries is the local currency (the Euro). The results of operations for these companies are translated (FAS 52) from local currencies into U.S. dollars using the average exchange rates during each period. Assets and liabilities are translated using exchange rates at the end of the period with translation adjustments accumulated in stockholders' deficit. Intercompany loans are denominated in Euros.

Stock-Based Compensation

FASB Statement No. 148, "Accounting for Stock Based Compensation-Transition and
Disclosure, an Amendment of FASB Statement No. 123" ("SFAS 148") provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based compensation. However, it allows an entity to continue to measure compensation cost for stock instruments granted to employees using the intrinsic-value method of accounting prescribed by
Accounting Principles Board Opinion No. 25 ("APB 25"), "Accounting

                                      F-11

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

for Stock Issued to Employees," provided it discloses the effect of SFAS 123, as amended by SFAS 148, in the footnotes to the financial statements. In December
2004, the FASB issued SFAS 123 (revised 2004), "Share-Based Payment" (SFAS
123R), which replaces SFAS 123 and supersedes APB Opinion No. 25. SFAS 123R requires all share-based payments to employees, including grants of employee stock options and non-vested stock grants, to be recognized as a compensation cost based on their fair values.

The pro forma disclosures previously permitted under SFAS 123 no longer will be an alternative to financial statement recognition. The Company is required to adopt SFAS 123R no later than January 1, 2006. Through December 31, 2005, the
Company has chosen to continue to account for stock-based compensation using the intrinsic-value method. Accordingly, no stock option related compensation expense has been recognized in the consolidated statements of operations as all options granted had an exercise price equal to the market value of the underlying stock on the date of grant.

On December 1, 2005, the Company granted 36,000 stock options shares of non-vested stock, to a certain employee with a vesting term of one year subject to acceleration in accordance with the grant stipulations. The fair value of the non-vested granted stock options on the date of grant was $ 22,754. For the twelve months ended December 31, 2005, the Company has not recognized compensation expenses related to non-vested stock options awards.

In December 2005, the granting of 75,000 stock options to a certain third party, was cancelled and the Company has paid off the related reimbursement for the amount of $ 118,420 in 2006.

The Company expects to use the modified prospective transition method when adopting SFAS 123R beginning January 1, 2006. The Company does not expect expenses for the year ended December 31, 2006 related to the adoption of SFAS
123R based on the unvested options outstanding at December 31, 2005. The Company anticipates it will grant additional employee stock options and/or non-vested stock units in 2006. The fair value of these grants is not included in the amount above, as the impact of these grants cannot be predicted at this time because it will depend on the number of share-based payments granted and the then current fair values. Had the Company, however, elected to recognize compensation cost based on the fair value of the stock options at the date of grant under SFAS 123, as amended by SFAS 148 and SFAS 123R, such costs would have been recognized ratably over the vesting period of the underlying instruments. However, the Company's net income (loss) and net income (loss) per common share would have changed to the pro-forma amounts indicated in the table below.

                                                            Years ended December 31,
                                                               2005          2004
                                                            -----------   -----------

Net loss as reported                                        $ (727,950)   $ (418,984)
Deduct: Total stock based employee compensation expense
  determined under fair value based method for all awards      (22,754)     (141,808)
                                                            -----------   -----------
Pro forma net loss                                            (750,704)     (560,792)
                                                            ===========   ===========
  Net loss per common share
  Basic and diluted - as reported                           $    (0.28)   $    (0.16)
  Basic and diluted - pro forma                             $    (0.29)   $    (0.22)

Fair Value of Financial Instruments

Cash and cash equivalents, restricted cash, accounts receivable, accounts payable, accrued expenses, other current liabilities and debt reported in the consolidated balance sheets equal or approximate fair values.

                                      F-12

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

Deferred Revenue

Deferred revenues primarily relate to customer software maintenance agreements that have been invoiced to customers prior to the performance of those services and, to a lesser extent, prepaid consulting and deferred license fees.

2. ACCRUED TAX EXPENSES AND AMOUNTS PAYABLE

                                                          December 31,
                                                        2005          2004
                                                     ---------     ---------

    Commission payable to business partner             177,630       321,153
    Invoices to be received                            161,383       166,813
    Stock options buy off                              143,090
    Staff expenses                                      45,471        51,791
    Auditor's fee                                       29,605
    Accrued general expenses                            20,595        25,064
    Administration and advice                           16,875         8,016
    Board of directors                                  15,927        23,624
                                                     ---------     ---------
                                                     $ 610,576     $ 596,461
                                                     =========     =========

3. LEASE OBLIGATIONS

The Company leases office space, vehicles and equipment under non-cancelable operating leases. Rent expense charged to operations in the accompanying consolidated statements of operations for office space, vehicles and equipment under operating leases was $ 148,588 and $ 144,344 for the years ended December
31, 2005 and 2004, respectively.

The Company is obliged under two operating lease for real property. The first lease was for the period June 1, 2001 to May 31, 2004 and it included two extensions, the first for two years to May 31, 2006 and the second for 5 years to May 31, 2011, both of which were exercised. This lease contains annual escalations based on the consumer price index of the Netherlands.

The second lease is for additional space for a period of one year from January 1 to December 31, 2007.

Scheduled future minimum payments required for non-cancelable operating leases are as follows:

                                      F-13

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                   OFFICE RENT         CAR LEASE       COMPUTER
                                   -----------         ---------       --------
    2006                           $    43,336         $ 122,662          6,563
    2007                                56,724           107,153          1,094
    2008                                43,336            81,367             --
    2009                                43,336            55,091             --
    2010                                43,336             3,887             --
    Thereafter                          18,057                --             --
                                   -----------         ---------       --------
                                   $   248,125         $ 370,159       $  7,657
                                   ===========         =========       ========

4. RELATED PARTY TRANSACTIONS

Two shareholders of the Company have invoiced management fee for the years ended
December 31, 2005 and 2004, to the amount of $ 398,368 and $ 373,140, respectively. The management fee is based on the management agreement.

The amount receivable from these shareholders was $ 16,264 and $ 5,387 as at
December 31, 2005 and 2004 respectively. These receivables bare an interest of
3.5% per annum. There is no plan of repayment agreed.

The amount receivable from a former stockholder/business partner was $ 39,632 and $ 31,397 as at December 31, 2005 and 2004 respectively. This receivable bares an interest of 4% per annum and was paid back in 2006. In December 2005, the granting of 75,000 stock options to Syynx GmbH, was cancelled and the
Company has paid off the related reimbursement for the amount of $ 118,420 in
2006.

5. INCOME TAXES

The components of loss before income tax benefit, are as follows:

                                        Years ended December 31,
                                          2005            2004
                                       -----------     -----------

Income (loss) before taxation            (904,339)     (1,369,858)
  Investment premiums                      (5,094)         (4,374)
  Non deductible amounts                   23,443           6,001
                                       -----------     -----------
Taxable income                           (885,990)     (1,368,231)
                                       ===========     ===========

                                       -----------     -----------
Income tax (provision) benefit            176,389         950,874
                                       ===========     ===========

The Company's deferred tax assets consist exclusively of net operating loss carry forwards. At December 31, 2005, the Company had Dutch net operating loss carry-forwards of $ 4,483,478 which are available to offset future Dutch taxable income, if any, and which does not expire.

6. STOCKHOLDERS' EQUITY

Subscribed Stock

On January 30, 2006 1,720,000 shares were issued to a new shareholder who in
2005 already had paid in the amount of $ 850,442 which was classified as an other liability in the December 31, 2005 financial statements. This prepayment was based on an investment agreement which was agreed on August 31, 2005. In course of 2006 the remaining payments were received by the Company.

                                      F-14

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

Stock Options

Collexis Stock Option Plan

Collexis considers a stock option plan as a powerful and strategic instrument for binding, stimulating, committing and awarding important key players to
Collexis. Therefore, a Stock Option Plan has been developed consisting of:

- a wide range of long term call option provided to key people, summarized in a
Collexis Stock Option Detail Table.

- a set of documents in which the legal rules, regulations and conditions are described, together forming the Collexis Option Agreement.

A procedure has been developed in order to appoint, approve and control all stock options and to guarantee that the individual Call Option Agreements are always signed and filed and that the Collexis Stock Option Detail Table will continuously be kept up to date.

The Company may grant statutory and non-statutory options to purchase shares of
Common Stock. 153,000 shares are reserved as Collexis Pool for employees.

A summary of stock options outstanding and exercisable as of December 31, 2005, follows:

                   Number         Exercisable                             Number       Excercise
 Grant date      outstanding      starting at      Exercisable until    exercisable      price
-------------    -----------    ---------------    -----------------    -----------    ---------

June 5th 2000      20,000       January 1, 2002     Cancelled 2006               --    $    1.18
Dec.1st 2005       36,000       January 1, 2009     January 7, 2009              --    $    1.00

                                      F-15

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

A summary of stock option activity under the plan is as follows:

                                                                 Weigthed
                                   Number of   Exercise Price    Average
                                   shares      Per Share         Exercise Price
                                   ----------  ---------------   --------------

Balance, December 31, 2003           40,000        $ 1.13            $ 1.13

            Granted                  75,000        $ 1.65            $ 1.65
            Exercised                    --            --                --
            Cancelled               (20,000)       $ 1.13            $ 1.13

Balance, December 31, 2004           95,000     $ 1.24 - 1.65        $ 1.56

            Granted                  36,000        $ 1.00            $ 1.00
            Exercised                    --            --                --
            Cancelled               (75,000)       $ 1.65            $ 1.65
                                   ----------  ---------------   --------------

BALANCE, DECEMBER 31, 2005           56,000    $ 1.00 - $ 1.18       $ 1.06
                                   ==========  ===============   ==============

                                   ----------  ---------------   --------------
EXERCISABLE AT DECEMBER 31, 2005         --            --                --
                                   ==========  ===============   ==============

The following table summarize additional information about stock options outstanding at December 31, 2005:

                                 Options Outstanding                         Options Exercisable
                  -------------------------------------------------    -------------------------------
Exercise Price    Number of    Weighted Average    Weighted Average    Number         Weighted Average
Per Share         shares       Remaining life      Exercise Price      Exercisable    Exercise Price

$ 1.00               36,000          3.50               $ 1.00             --                --
$ 1.18               20,000          0.10               $ 1.18             --                --

                  -------------------------------------------------    -------------------------------
                     56,000          3.50               $ 1.06             --                --
                  =================================================    ===============================

                                      F-16

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

7. OPERATING SEGMENTS

The Company sells to profit and non profit companies within The Netherlands,
European Union and United States. The Company's operating activities consist of a single segment.

8. CONTINGENCIES

The Company has not been involved in disputes and/or litigation encountered in its normal course of business. The Company does not expect proceedings that will have a material adverse effect on the Company's business, consolidated financial condition, results of operations or cash flows.

9. SUBSEQUENT EVENTS

On October 9, 2006, the shareholders of SyynX Web Solutions Gmbh ("SyynX") a
German corporation, granted to the Company, in exchange for 500,000 euros
(approximately $640,000), the right to demand, for a two year period ending
October, 2008, that these shareholders sell their shares in SyynX to the Company for a purchase price of 5,000,000 euros (approximately $6,400,000). The purchase price of the option has been paid.

On February 13, 2007, the shareholders of the Company agreed to transfer their shares in the Company in exchange for 3,000 par value $ .001 for the shares of
Collexis Holdings, Inc.

Subsequent to December 31, 2005, the Company entered into a lease for office space in Columbia South Carolina expiring September 30, 2009. Minimum future rentals under this lease at September 30, 2006 were as follows:

Years ended
December 31,

2006 (3 months)     $  11,471
2007                   53,760
2008                   56,672
2009                   43,296

                    ---------
                    $ 165,199
                    =========

                                      F-17

COLLEXIS B.V. AND SUBSIDIARIES

Unaudited Consolidated Financial Statements
Nine Months ended September 30, 2006 and 2005

                                       F-1

COLLEXIS B.V. AND SUBSIDIARIES

CONTENTS                                                            Page No.

Consolidated Balance Sheet                                          F-3

Consolidated Statements of

      Operations                                                    F-4

      Stockholders' Equity and Comprehensive Income                 F-5

      Cash Flows                                                    F-6

 Notes to the Consolidated Financial Statements                     F-7 - F-16

                                       F-2

                         COLLEXIS B.V. AND SUBSIDIARIES
                           Consolidated Balance Sheet
                               September 30, 2006
                                   (Unaudited)

                            ASSETS                                September 30,
                                                                      2006
                                                                 ---------------
Current assets
   Cash and cash equivalents                                     $    1,615,322
   Accounts receivable, net of allowance for doubtful accounts
      of $52,499.                                                       415,427
   Deferred taxes                                                     1,794,692
   Prepaid expenses and other current assets                            365,993
                                                                 ---------------

          Total current assets                                        4,191,434

Property and equipment, at cost, net of accumulated
   depreciation                                                          45,770

Security deposit - rent                                                  14,564
Long term loan                                                           63,435
                                                                 ---------------

                                                                 $    4,315,203
                                                                 ===============
          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
   Accounts payable trade                                        $      102,360
   Accrued taxes and expenses                                           379,655
   Deferred revenue                                                     237,548
                                                                 ---------------

          Total current liabilities                                     719,563

Other liabilities
Common stock to be issued                                             2,127,002

Commitments and contingencies                                                --

Stockholders' equity
   Common stock, par value $0.06; authorized 10,000,000
      shares; 4,300,495 shares issued and outstanding                   275,821
   Additional paid-in capital                                         7,260,936
   Accumulated deficit                                               (5,987,676)
   Accumulated other comprehensive income                               (80,443)
                                                                 ---------------

                                                                      1,468,638
                                                                 ---------------

                                                                 $    4,315,203
                                                                 ===============

        The accompanying notes are an integral part of these consolidated financial statements.

                                       F-3

                         COLLEXIS B.V. AND SUBSIDIARIES
                      Consolidated Statements of Operations
                                   (Unaudited)

                                                         Nine months ended
                                                           September 30,
                                                    ----------------------------
                                                       2006            2005
                                                    ------------    ------------
Revenue
  Services                                          $   591,518         645,945
  Licenses                                              185,599         220,708
  Maintenance                                           325,266         275,179
  Hardware and hosting                                   39,428          63,331
                                                    ------------    ------------

                                                      1,141,811       1,205,163
                                                    ------------    ------------

Operating expenses
  Third party services                                  426,321         169,204
  Licenses                                                5,255              --
  Hosting                                                18,248          26,216
  Commissions                                            50,177         155,988
  Selling and marketing                                  71,185          13,313
  General and administrative                          2,538,170       1,048,173
                                                    ------------    ------------

                                                      3,109,356       1,412,894
                                                    ------------    ------------

Loss before other income and income
  tax benefit                                        (1,967,545)       (207,731)
                                                    ------------    ------------

Interest income                                           3,718              48
                                                    ------------    ------------

Loss before income tax benefit                       (1,963,827)       (207,683)

Income tax benefit (cost)                                72,677         (33,863)
                                                    ------------    ------------

NET LOSS                                            $(1,891,150)    $  (241,546)
                                                    ============    ============

Basic and diluted common shares outstanding           4,300,495       2,580,495
                                                    ============    ============

Basic and diluted net loss per share                $     (0.09)    $     (0.09)
                                                    ============    ============

        The accompanying notes are an integral part of these consolidated financial statements.

                                       F-4

                         COLLEXIS B.V. AND SUBSIDIARIES
                  Consolidated statements of Comprehensive Loss
                         Nine months ended September 30,
                                   (Unaudited)

                                                       2006            2005
                                                  --------------    ------------
Net loss                                          $  (1,891,150)    $  (241,546)
Foreign currency translation adjustment                 (80,443)          5,373
                                                  --------------    ------------
  Comprehensive loss                              $  (1,971,593)    $  (236,173)
                                                  ==============    ============

                         COLLEXIS B.V. AND SUBSIDIARIES
                 Consolidated statements of Stockholders' Equity
                                   (Unaudited)

                                                                                           Accumulated
                                                                                              other
                                       Common stock          Additional                   comprehensive
                                 -------------------------     paid-in     Accumulated       income
                                   Shares        Amount        capital       deficit         (loss)           Total
                                 -----------   -----------   -----------   -------------   ------------   -------------

Balance - December 31, 2005        2,580,495   $   162,533   $ 4,696,784   $ (4,096,526)   $     6,636    $    769,427
  Net loss nine months ended                                                                                        --
  September 30, 2006                      --            --            --     (1,891,150)            --     (1 ,891,150
  Foreign corrency translation            --            --            --             --        (87,079)        (87,079)
  Sale of common stock             1,720,000       113,288     2,564,152             --             --      2 ,677,440

                                 -----------   -----------   -----------   -------------   ------------   -------------
Balance - September 30, 2006       4,300,495       275,821   $ 7,260,936   $ (5,987,676)   $   (80,443)   $  1,468,638
                                 ===========   ===========   ===========   =============   ============   =============

      The accompanying notes are an integral part of these consolidated financial statements.

                                       F-5

                         COLLEXIS B.V. AND SUBSIDIARIES
                      Consolidated statements of cash flows
                                   (Unaudited)

                                                                        Nine months ended
                                                                          September 30,
                                                                   ----------------------------
                                                                       2006           2005
                                                                   -------------   ------------

Cash flows from operating activities
Net loss                                                           $ (1,891,150)   $  (241,546)

Adjustments to reconcile net loss to net cash
   used in operating activities
   Depreciation and amortization                                         24,807         17,791
   Changes in operating assets and liabilities
       Accounts receivable                                              (89,092)       170,206
       Allowance for bad debts                                           (2,664)         4,856
       Deferred taxes                                                   (72,717)        33,863
       Prepaid expenses and other current assets                       (223,170)        36,961
       Long-term loans                                                  (62,825)            --
       Accounts payable                                                  14,973       (213,655)
       Accrued expenses and amounts payable                            (283,947)      (157,903)
       Deferred revenue                                                  65,694       (447,210)
       VAT receivable                                                   (36,001)       (24,436)
                                                                   -------------   ------------

Net cash used in operating activities                                (2,556,092)      (821,073)
                                                                   -------------   ------------

Cash flows from investing activities
   Acquisition of equipment                                             (35,347)       (12,900)
                                                                   -------------   ------------
Net cash used in investing activities                                   (35,347)       (12,900)
                                                                   -------------   ------------

Cash flows from financing activities
   Cash received on subscribed stock                                  2,127,002        500,000
   Cash received for sale of stock                                    1,826,998             --
                                                                   -------------   ------------
Net cash provided by financing activities                             3,954,000        500,000
                                                                   -------------   ------------

Net increase (decrease) in cash                                       1,362,561       (333,973)

Effect of exchange rate fluctuations on
   cash and cash equivalents                                           (190,035)       (77,806)

Cash and cash equivalents at beginning of year                          442,796        880,872
                                                                   -------------   ------------
Cash and cash equivalents at end of period                         $  1,615,322    $   469,093
                                                                   =============   ============

Supplemental disclosures of cash flow information:
   Cash paid during the year for

      Interest                                                     $        948    $       489
                                                                   =============   ============
      Income taxes                                                 $         --    $        --
                                                                   =============   ============

Other item not affecting cash flows
   Application of prior year collection of stock subscription
   to stock issuance                                               $    850,442    $        --
                                                                   =============   ============

      The accompanying notes are an integral part of these consolidated financial statements.

                                       F-6

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

1. OPERATIONS, BUSINESS CONDITIONS, LIQUIDITY AND SIGNIFICANT ACCOUNTING
POLICIES

Collexis B.V. ("the Company") was incorporated under Dutch laws in August 1998.
Through that date, the Company's principal purpose was to develop market and implement information technology. The Company also offers consulting, implementation, training, technical support, subscription and maintenance services in support of its customers' use of its software products.

On June 21, 2001, the capital stock of the Company was changed into 10,000,000 shares of (euro) 0.05 each. As at December 31, 2005 2,580,495 shares were issued. On January 13th 2006 another 1,720,000 shares were issued in exchange for an obligation to pay $ 2,500,000.

On October 1, 2000 Collexis Healthcare B.V. and Collexis Publishing B.V. were incorporated under Dutch law. Collexis Inc. was incorporated under the provisions and subject to the requirements of the Delaware General Corporation
Law on September 23, 2005. The Dutch subsidiaries did not commence activities.
The Company generated a net loss of $ 1,891,150 and $ 241,546 for the periods ended September 30, 2006 and 2005 respectively.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company; its wholly owned subsidiaries located in The Netherlands and in the United States.
All intercompany transactions and balances have been eliminated.

Revenue Recognition

The Company recognizes revenue in accordance with Statement of Position 97-2,
"Software Revenue Recognition" ("SOP 97-2"), and Statement of Position 98-9,
"Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain
Transactions." Revenue from non-cancelable software licenses is recognized when the license agreement has been signed, delivery has occurred, the fee is fixed or determinable and collectibility is probable. The Company recognizes license revenue from resellers when an end user has placed an order with the reseller and the above revenue recognition criteria have been met with respect to the reseller. In multiple element arrangements, the Company defers the vendor-specific objective evidence of fair value ("VSOE") related to the undelivered elements and recognizes revenue on the delivered elements using the percentage-of-completion method.

The most commonly deferred elements are initial maintenance and consulting services. Initial maintenance is recognized on a straight-line basis over the initial maintenance term. The VSOE of maintenance is determined by using a consistent percentage of maintenance fee to license fee based on renewal rates.
Maintenance fees in subsequent years are recognized on a straight-line basis over the life of the applicable agreement. Maintenance contracts entitle the customer to hot-line support and all unspecified product upgrades released during the term of the maintenance contract. Upgrades include any and all unspecified patches or releases related to a licensed software product.
Maintenance does not include implementation services to install these upgrades.
The VSOE of services is determined by using an average consulting rate per hour for consulting services sold separately multiplied by the estimate of hours required to complete the consulting engagement.

Delivery of software generally occurs when the product (on CDs) is delivered to a common carrier. Occasionally, delivery occurs through electronic means where the software is made available through our secure FTP (File Transfer Protocol)
site. The Company does not offer any customers or resellers a right of return.

                                       F-7

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

For software license, services and maintenance revenue, the Company assesses whether the fee is fixed and determinable, the serivices have been performed and whether or not collection is probable. The Company assesses whether the fee is fixed and determinable based on the payment terms associated with the transaction. If a significant portion of a fee is due after our normal payment terms, which are 30 to 90 days from invoice date, the fee is not considered fixed and determinable. In these cases, the Company recognizes revenue as the fees become due.

The Company assesses assuredness of collection based on a number of factors, including past transaction history with the customer and the credit-worthiness of the customer. Collateral is not requested from customers. If it is determined that collection of a fee is not probable, the fee is deferred and revenue is recognized at the time collection becomes probable, which is generally upon receipt of cash.

The Company's arrangements do not generally include acceptance clauses. However, if an arrangement includes an acceptance provision, acceptance occurs upon the earliest of receipt of a written customer acceptance or expiration of the acceptance period.

The majority of our training and consulting services are billed based on hourly rates. The Company generally recognizes revenue as these services are performed.
However, when there is an arrangement that is based on a fixed fee or requires significant work either to alter the underlying software or to build additional complex interfaces so that the software performs as the customer requests, the
Company recognizes the related revenue using the percentage of completion method of accounting. This would apply to our custom programming services, which are generally contracted on a fixed fee basis. Anticipated losses, if any, are charged to operations in the period such losses are determined to be probable.

Revenues from transaction fees associated with subscription arrangements, billable on a per transaction basis and included in services revenue on the
Consolidated Statements of Operations, are recognized based on the actual number of transactions processed during the period.

In accordance with EITF Issue No. 01-14, "Income Statement Characterization of
Reimbursement Received for 'Out of Pocket' Expenses Incurred," reimbursements received for out-of-pocket expenses incurred are classified as services revenue in the Consolidated Statements of Operations.

Use of Management Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates. Some of the significant estimates involve allowance for doubtful accounts, recoverability of capitalized software development costs, accrued expenses, provision for income taxes in foreign jurisdictions, assessment of contingencies, revenue recognition, valuation of deferred tax assets, and pro forma compensation expense pursuant to SFAS No.
123.

Cash and Cash Equivalents and Restricted Cash

Cash equivalents are stated at cost, which approximates market, and consist of short-term, highly liquid investments with original maturities of less than three months. At September 30, 2006 and 2005 there was no restricted cash.

                                       F-8

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

Allowance for Doubtful Accounts

The Company evaluates the collectibility of accounts receivable based on a combination of factors. In cases where the Company is aware of circumstances that may impair a specific customer's ability to meet its financial obligations, the Company records a specific allowance against amounts due, and thereby reduces the net receivable to the amount management believes is probable of collection. For all other customers, the Company recognizes allowances for doubtful accounts based on the length of time the receivables are outstanding, the current business environment and historical experience. The Company charges off receivables in cases where the Company is aware of circumstances that these are uncollectible. Any VAT tax paid is then reimbursed by the Dutch tax authorities.

Equipment and Leasehold Improvements

Equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation expense is computed using the straight-line method over the estimated useful lives of the assets (five years for cars, furniture and fittings en three years for computers and software).
Leasehold improvements are amortized using the straight-line method over the lesser of the remaining term of the lease or their estimated useful lives.

Property and equipment, net consists of:

                                                           Nine months ended
                                                             September 30,
                                                            2006        2005
                                                         ----------   ---------
PROPERTY AND EQUIPMENT, AT COST
   Cars                                                  $   22,983   $  21,038
   Furniture and fittings                                    81,947      67,316
   Computers and software                                   326,245     265,166
                                                         ----------   ---------
                                                            431,175     353,520
   Less: accumulated depreciation                           385,405     322,131
                                                         ----------   ---------
   NET PROPERTY AND EQUIPMENT                            $   45,770   $  31,389
                                                         ==========   =========

Software Development Costs

The Company's policy is to charge the costs of software development to expense in the year in which these costs occurred. . Generally, costs related to projects that reach technological feasibility upon completion of a working model are not capitalized the time between establishment of the working model and general availability is of short duration. The nature of the Company's current development for software products is generally such that it can measure technological feasibility most effectively using the working model method where the time between establishment of a working model and general availability is of short duration, which results in no costs that qualify for capitalization.

Impairment or Disposal of Long-Lived Assets

In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144,
"Accounting for the Impairment or Disposal of Long-Lived Assets," the Company
monitors events or changes in circumstances that may indicate carrying amounts of its long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of its assets by determining whether the carrying amount of its assets will be recovered through undiscounted, expected future cash flows.

                                       F-9

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

Should the Company determine that the carrying values of specific long-lived assets are not recoverable, the Company would record a charge to operations to reduce the carrying value of such assets to their fair values. The Company considers various valuation factors, principally discounted cash flows, to assess the fair values of long-lived assets.

Income Taxes

Income taxes are accounted for under the asset and liability method. The asset and liability method requires that deferred tax assets be reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of such assets will not be realized. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities, and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

Concentration of Credit Risk

SFAS No. 105, "Disclosure of Information about Financial Instruments with
Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit
Risk," requires disclosure of any significant off-balance sheet and credit risk concentrations. The Company has no off-balance sheet concentration of credit risk such as foreign exchange contracts, option contracts or other foreign hedging arrangements. The Company maintains the cash balances with one financial institution which appears to be adequently capitalized and its accounts receivable credit risk is not concentrated within any geographic area. The
Company's revenues are concentrated in large organizations related to healthcare, science and knowledge institutes, which are not very competitive and not rapidly changing. Significant technological changes in the industry or customer requirements, or the emergence of competitive products with new capabilities or technologies, could however adversely affect operating results.

As of September 30, 2006, three customers represented 77.1% of total gross receivables (37.5%, 30% and 9.6%, individually). For the nine months ended
September 30, 2006, 2 customer represented 73 % of total gross revenues and for the nine months ended September 30, 2005 one customer represents approximatly
60% total revenues. .

Foreign Currency Translation

The functional currency for the company and its subsidiaries is the local currency (the Euro). The results of operations for these companies are translated (FAS 52) from local currencies into U.S. dollars using the average exchange rates during each period. Assets and liabilities are translated using exchange rates at the end of the period with translation adjustments accumulated in stockholders' deficit. Intercompany loans are denominated in Euros.

                                      F-10

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

Stock-Based Compensation

FASB Statement No. 148, "Accounting for Stock Based Compensation-Transition and
Disclosure, an Amendment of FASB Statement No. 123" ("SFAS 148") provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based compensation. However, it allows an entity to continue to measure compensation cost for stock instruments granted to employees using the intrinsic-value method of accounting prescribed by
Accounting Principles Board Opinion No. 25 ("APB 25"), "Accounting for Stock
Issued to Employees," provided it discloses the effect of SFAS 123, as amended by SFAS 148, in the footnotes to the financial statements. In December 2004, the
FASB issued

SFAS 123 (revised 2004), "Share-Based Payment" (SFAS 123R), which replaces SFAS
123 and supersedes APB Opinion No. 25. SFAS 123R requires all share-based payments to employees, including grants of employee stock options and non-vested stock grants, to be recognized as a compensation cost based on their fair values. The pro forma disclosures previously permitted under SFAS 123 no longer will be an alternative to financial statement recognition. The Company is required to adopt SFAS 123R no later than January 1, 2006. Through December 31,
2005, the Company has chosen to continue to account for stock-based compensation using the intrinsic-value method. Accordingly, no stock option related compensation expense has been recognized in the consolidated statements of operations as all options granted had an exercise price equal to the market value of the underlying stock on the date of grant.

On December 1, 2005, the Company granted 36,000 stock options shares of non-vested stock, to a certain employee with a vesting term of one year subject to acceleration in accordance with the grant stipulations. The fair value of the non-vested granted stock options on the date of grant was $ 22,754. For the twelve months ended December 31, 2005, the Company has not recognized compensation expenses related to non-vested stock options awards.

In December 2005, the granting of 75,000 stock options to a certain third party was cancelled and the Company has paid off the related reimbursement for the amount of $ 118,420 in 2006.

The Company is using the modified prospective transition method when it adopted
SFAS 123R beginning January 1, 2006. . The Company anticipates it will grant additional employee stock options and/or non-vested stock units in the fourth quarter 2006. The fair value of these grants is not included in the amount above, as the impact of these grants cannot be predicted at this time because it will depend on the number of share-based payments granted and the then current fair values.

Had the Company, however, elected to recognize compensation cost based on the fair value of the stock options at the date of grant under SFAS 123, as amended by SFAS 148 and SFAS 123R, such costs would have been recognized ratably over the vesting period of the underlying instruments. However, the Company's net income (loss) and net income (loss) per common share would have changed to the pro-forma amounts indicated in the table below.

                                      F-11

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

                                                             Years ended September 30,
                                                                2006           2005
                                                            --------------  ------------

Net loss as reported                                        $  (1,891,150)  $  (241,546)
Deduct: Total stock based employee compensation expense
  determined under fair value based method for all awards
                                                            --------------  ------------
Pro forma net loss                                             (1,891,150)     (241,546)
                                                            ==============  ============
Net loss per common share
  Basic and diluted - as reported                           $      $(0.73)  $     (0.09)
  Basic and diluted - pro forma                             $      $(0.73)  $     (0.09)

Fair Value of Financial Instruments

Cash and cash equivalents, restricted cash, accounts receivable, accounts payable, accrued expenses, other current liabilities and debt reported in the consolidated balance sheets equal or approximate fair values.

Deferred Revenue

Deferred revenues primarily relate to customer software maintenance agreements that have been invoiced to customers prior to the performance of those services and, to a lesser extent, prepaid consulting and deferred license fees.

2. ACCRUED TAX EXPENSES AND AMOUNTS PAYABLE

                                                         Nine months ended
                                                            September 30
                                                        2006          2005
                                                      ---------   ------------

   Invoices to be received                            $ 162,590   $     97,840
   Commission payable to business partners               72,474        166,802
   Staff expenses payable                                42,459         58,023
   Wage tax and social security premiums                 28,487          8,003
   Stock options buy off Syynx                           25,374             --
   Accrued general expenses                              22,915         19,462
   Board of directors                                    22,139         21,041
   Administration fee payable                             3,217          7,140
                                                      ---------   ------------
                                                      $ 379,655   $    378,311
                                                      =========   ============

3. LEASE OBLIGATIONS

The Company leases office space, vehicles and equipment under non-cancelable operating leases. Rent expense charged to operations in the accompanying consolidated statements of operations for office space, vehicles and equipment under operating leases was $ 148,588 and $ 144,344 for the periods ended
September 30, 2006 and 2005, respectively.

                                      F-12

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

The Company is obligated under two operating leases for real property. The first lease was for the period June 1, 2001 to May 31, 2004 and it included two extensions, the first for two years to May 31, 2006 and the second for 5 years to May 31, 2011, both of which were exercised. This lease contains annual escalations based on the consumer price index of the Netherlands.

The second lease is for additional space for a period of one year from January 1 to December 31, 2007.

Scheduled future minimum payments required for non-cancelable operating leases are as follows

                                            OFFICE RENT   CAR LEASE   COMPUTER
                                            -----------   ---------   --------
      2006                                  $    43,336   $ 122,662      6,563
      2007                                       56,724     107,153      1,094
      2008                                       43,336      81,367         --
      2009                                       43,336      55,091         --
      2010                                       43,336       3,887         --
      Thereafter                                 18,057          --         --
                                            -----------   ---------   --------
                                            $   248,125   $ 370,159   $  7,657
                                            ===========   =========   ========

4. RELATED PARTY TRANSACTIONS

Two shareholders of the Company have invoiced management fee for the nine months ended September 30, 2006 and 2005 respectively, to the amount of $ 399,640 and $
271,305 respectively. The management fee is based on the management agreement.

The amount receivable from these shareholders was $ 18,967 and $ 31,106 as at
September 30, 2006 and 2005, respectively. These receivables bare an interest of
3.5% per annum. There is no plan of repayment agreed.

In December 2005, the granting of 75,000 stock options to Syynx GmbH, was cancelled and the Company has paid off the related reimbursement for the amount of $ 118,420 in 2006.

5. INCOME TAXES

The Company's deferred tax assets consist exclusively of net operating loss carry forwards. At December 31, 2005, the Company had Dutch net operating loss carry-forwards of $ 4,483,478 which are available to offset future Dutch taxable income, if any, and which does not expire.

As from January 1, 2007 the Company tax rate is decreased from 29.6% to 25.5%.
Deferred tax income balance as at September 30, 2006 is calculated at the rate of 25.5%

6. STOCKHOLDERS' EQUITY

Subscribed Stock

On January 30, 2006 1,720,000 shares were issued for $ 2,500,000 to a new shareholderwho in 2005 already had paid in the amount of $ 850,442. This prepayment was based on an investment agreement, which was agreed on August 31,
2005. Before the end of June 2006, the Company received the remaining payments.
During the first nine months of 2006 subscriptions of $ 2,127,002 were received from new stockholders which was classified as other liabilities in the September
30, 2006 financial statements..

                                      F-13

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

Stock Options

Collexis Stock Option Plan

Collexis considers a stock option plan as a powerful and strategic instrument for binding, stimulating, committing and awarding important key players to
Collexis. Therefore, a Stock Option Plan has been developed consisting of:

- a wide range of long term call option provided to key people, summarized in a
Collexis Stock Option Detail Table.

- a set of documents in which the legal rules, regulations and conditions are described, together forming the Collexis Option Agreement.

A procedure has been developed in order to appoint, approve and control all stock options and to guarantee that the individual Call Option Agreements are always signed and filed and that the Collexis Stock Option Detail Table will continuously be kept up to date.

The Company may grant statutory and non-statutory options to purchase shares of
Common Stock. 153,000 shares are reserved as Collexis Pool for employees.

A summary of stock option activity under the plan is as follows:

                                                                  Weigthed
                                    Number of    Exercise Price   Average
                                    shares       Per Share        Exercise Price
                                    ---------   ---------------   --------------

Balance, December 31, 2004             95,000    $ 1.24 - 1.65       $ 1.56

            Granted                    36,000       $ 1.00           $ 1.00
            Exercised                      --         --                 --
            Cancelled                 (75,000)      $ 1.65           $ 1.65

Balance, December 31, 2005             56,000   $ 1.00 - $ 1.18      $ 1.06

            Granted                 1,138,612   $ 1.00 - $ 7.50      $ 1.72
            Exercised                      --         --                 --
            Cancelled                 (92,276)  $ 1.00 - $ 7.50      $ 5.24

                                    ---------   ---------------   --------------
BALANCE, SEPTEMBER 30, 2006         1,102,336   $ 1.00 - $ 7.50      $ 1.39
                                    =========   ===============   ==============

                                    ---------   ---------------   --------------
EXERCISABLE AT SEPTEMBER 30, 2006          --         --                --
                                    =========   ===============   ==============

                                      F-14

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

The following table summarize additional information about stock options outstanding at September 30, 2006:

                               Options Outstanding                      Options Exercisable
                 -----------------------------------------------   ------------------------------
Exercise Price   Number of   Weighted Average   Weighted Average   Number        Weighted Average
Per Share        shares      Remaining life     Exercise Price     Exercisable   Exercise Price

$ 1.00           1,002,500         2.24              $ 1.00            --               --
$ 3.00               6,224         2.83              $ 3.00            --               --
$ 3.88              51,612         2.26              $ 3.88            --               --
$ 7.50              42,000         2.26              $ 7.50            --               --
                 -----------------------------------------------   ------------------------------
                 1,102,336         2.24              $ 1.39            --               --
                 ===============================================   ==============================

7. OPERATING SEGMENTS

The Company sells to profit and non profit companies within The Netherlands,
European Union and United States. The Company's operating activities consist of a single segment.

8. CONTINGENCIES

The Company has not been involved in disputes and/or litigation encountered in its normal course of business. The Company does not expect proceedings that will have a material adverse effect on the Company's business, consolidated financial condition, results of operations or cash flows.

9. SUBSEQUENT EVENTS

On October 9, 2006, the shareholders of SyynX Web Solutions Gmbh ("SyynX") a
German corporation, granted to the Company, in exchange for 500,000 euros
(approximately $640,000), the right to demand, for a two year period ending
October, 2008, that these shareholders sell their shares in SyynX to the Company for a purchase price of 5,000,000 euros (approximately $6,400,000). The purchase price of the option has been paid.

On February 13, 2007, the shareholders of the Company agreed to transfer their shares in the Company in exchange for 3,000 par value $ .001 for the shares of
Collexis Holdings, Inc.

Subsequent to December 31, 2005, the Company entered into a lease for office space in Columbia South Carolina expiring September 30, 2009. Minimum future rentals under this lease at September 30, 2006 were as follows:

Years ended
December 31,

2006 (3 months)                     $  11,471
2007                                   53,760
2008                                   56,672
2009                                   43,296
                                    ---------
                                    $ 165,199

                                      F-15

COLLEXIS B.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

In connection with the completion of the Merger on February 14, 2007, the
Company issued 46,182,370 shares of Common Stock in exchange for the common stock of Collexis Delaware. This includes 3,284,090 shares of Common Stock issued in exchange for shares of our common shares that had been sold in a private placement in October 2006 for the post-Merger equivalent of $.75 per share of Common Stock. On the same date the Company completed the private sale of 2,836,358 shares of its Common Stock for $.75 per share.

                                      F-16